Subsequent Events	12 Months Ended
Jun. 30, 2011
Subsequent Events
Subsequent Events

19. SUBSEQUENT EVENTS

During July and August 2011, we repurchased 6.7 million Common Shares having an aggregate cost of approximately $300.0 million. These repurchases are pursuant to the $750.0 million share repurchase program referenced in Note 14. The average price paid per common share for all Common Shares repurchased during July and August 2011 was $44.89.

In August 2011, we terminated $640.0 million (notional amount) of pay-floating interest rate swaps and received net settlement proceeds of $33.7 million. These swaps were previously designated as fair value hedges. There was no immediate impact to the statements of earnings; however, the fair value adjustment to debt will be amortized over the life of the underlying debt as a reduction to interest expense.